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                                                                   EXHIBIT 32

               CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                      AS ADOPTED PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Kellwood Company (the Company) on Form 10-K for the period ended February 3, 2007 as filed with the Securities and Exchange Commission on the date hereof (the Report), each of the undersigned hereby individually certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934;

     and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered in the Report.

  /s/ Robert C. Skinner, Jr.
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  Robert C. Skinner, Jr., Chairman, President and Chief Executive Officer

  March 22, 2007

  /s/ W. Lee Capps III
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  W. Lee Capps III, Chief Operating Officer, Chief Financial Officer and
  Treasurer

  March 22, 2007